UBS PACE

Prospectus and SAI Supplement

PACE® Select Advisors Trust

PACE® Mortgage-Backed Securities Fixed Income Investments

PACE® Intermediate Fixed Income Investments

PACE® Strategic Fixed Income Investments

PACE® Municipal Fixed Income Investments

PACE® International Fixed Income Investments

PACE® High Yield Investments

PACE® Large Co Value Equity Investments

PACE® Large Co Growth Equity Investments

PACE® Small/Medium Co Value Equity Investments

PACE® Small/Medium Co Growth Equity Investments

PACE® International Equity Investments

PACE® International Emerging Markets Equity Investments

PACE® Global Real Estate Securities Investments

PACE® Alternative Strategies Investments

Supplement to the prospectuses relating to Class A, Class C and Class Y shares and Class P shares and the Statement of Additional Information, each dated March 31, 2014, as supplemented

May 22, 2014

ZS-667

Dear Investor,

At a recent meeting of the Board of Trustees (the "Board") of the PACE Select Advisors Trust (the "Trust"), the Board approved to expand the categories of investors eligible to purchase Class P shares of the series of the Trust (each, a "Fund," and collectively, the "Funds") to include wrap fee advisory program accounts, effective on or about July 28, 2014. Wrap fee advisory program accounts currently holding Class A shares or Class C shares of the Funds that are no longer subject to a contingent deferred sales charge ("post-CDSC") may be converted into Class P shares beginning on or about July 28, 2014 (the "Conversion"). The Conversion will not affect investors who currently hold Class Y shares of the Funds in wrap fee advisory program accounts. The timing of the Conversion is at the discretion of each financial intermediary.

Wrap fee advisory program account shareholders converting from Class A and Class C (post-CDSC) shares into Class P shares of a Fund will experience lower total share class expenses because Class P shares do not pay Rule 12b-1 distribution or service fees. Such shareholders are not expected to incur any transaction costs in connection with the Conversion, including redemption fees. It is expected that the Conversion will be tax-free for federal income tax purposes, which means that former Class A and Class C (post-CDSC) shareholders would not have a taxable gain or loss on the Conversion of their shares to Class P shares.

Please contact your investment professional for further information.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.